                                                                    EXHIBIT 99.1

                   CONSENT TO BE NAMED AS A DIRECTOR NOMINEE


     The undersigned hereby consents to be named in the Registration Statement on Form S-1 to which this Consent has been filed as an exhibit as a person who shall become a Director of RailWorks Corporation following the completion of the offering to which said registration Statement pertains.


                                        /s/ Scott D. Brace
                                        ----------------------------------
                                        Scott D. Brace

May __, 1998
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                   CONSENT TO BE NAMED AS A DIRECTOR NOMINEE


     The undersigned hereby consents to be named in the Registration Statement on Form S-1 to which this Consent has been filed as an exhibit as a person who shall become a Director of RailWorks Corporation following the completion of the offering to which said registration Statement pertains.


                                        /s/ Steve Goggin
                                        ----------------------------------
                                        Steve Goggin

May __, 1998

                   CONSENT TO BE NAMED AS A DIRECTOR NOMINEE

     The undersigned hereby consents to be named in the Registration Statement on Form S-1 to which this Consent has been filed as an exhibit as a person who shall become a Director of RailWorks Corporation following the completion of the offering to which said registration Statement pertains.





                                        /s/ Peter Alan Pasch
                                        ----------------------------------
                                        Peter Alan Pasch



May __, 1998

                   CONSENT TO BE NAMED AS A DIRECTOR NOMINEE

     The undersigned hereby consents to be named in the Registration Statement on Form S-1 to which this Consent has been filed as an exhibit as a person who shall become a Director of RailWorks Corporation following the completion of the offering to which said registration Statement pertains.





                                        /s/ Lambertus L. Tameling
                                        ----------------------------------
                                        Lambertus L. Tameling



May __, 1998